UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2013

BioPower Operations Corporation

(Exact name of registrant as specified in its charter)

Nevada	27-4460232
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

1000 Corporate Drive, Suite 200, Fort Lauderdale, Florida 33334

(Address of principal executive offices)

Issuer’s telephone number, including area code: +1 954 202 6660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	Changes in Registrant's Certifying Accountant.

History of auditor changes:

(1) Previous Independent Auditors:

a. On October 10, 2013, the Company dismissed the registered independent public accountant, Berman & Company, P.A. Certified Public Accountants, of Boca Raton, Florida ("B&C").

b. B&C's report on the financial statements for the two years ended November 30, 2012 and 2011 and for the period from Inception (September 13, 2010) through November 30, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the statements for the two years ended November 30, 2012 and 2011 and for the interim period through October 10, 2013, there have been no disagreements with B&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of B&C would have caused them to make reference thereto in their report on the financial statements.

e. We have authorized B&C to respond fully to the inquiries of the successor accountant

f. During the statements for the two years ended November 30, 2012 and 2011 and for the interim period through October 10, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

g. The Company provided a copy of the foregoing disclosures to B&C prior to the date of the filing of this Report and requested that B&C furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a. On October 10, 2013, the Company engaged MaloneBailey, LLP, Certified Public Accounting Firm, ("Malone") of Houston, Texas, as its new registered independent public accountant. During the statements for the two years ended November 30, 2012 and 2011 and for the interim period through October 10, 2013 (the date of the new engagement), we did not consult with Malone regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by Malone, in either case where written or oral advice provided by Malone would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number Exhibit

16.1 Letter from Berman & Co. Certified Public Accountants, dated October 15, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioPower Operations Corporation

By:	/s/ Robert D. Kohn
Robert D. Kohn,
Chief Executive Officer

Date: October 15, 2013